                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements on Form S-3 and the related Prospectuses and in the following Registration Statements on Form S-8 of Centex Corporation of our report dated May 31, 2002, with respect to the consolidated financial statements of Centex Corporation included in this Annual Report (Form 10-K) for the year ended March 31, 2002.

Form S-3   Registration No. 33-61223            Form S-8   Registration No. 33-29174
           Registration No. 333-65217                      Registration No. 33-44575
           Registration No. 333-72893                      Registration No. 333-28229
           Registration No. 333-94221                      Registration No. 333-28229-01
           Registration No. 333-96229                      Registration No. 333-28229-02
           Registration No. 333-49966                      Registration No. 333-55083
           Registration No. 333-49966-01                   Registration No. 333-55083-01
           Registration No. 333-49966-02                   Registration No. 333-55083-02
           Registration No. 333-54722                      Registration No. 333-37956
           Registration No. 333-54722-01                   Registration No. 333-55717
           Registration No. 333-54722-02                   Registration No. 333-55717-01
           Registration No. 333-83212                      Registration No. 333-55717-02
           Registration No. 333-83212-01                   Registration No. 333-74185
           Registration No. 333-83212-02                   Registration No. 333-74185-01
                                                           Registration No. 333-74185-02
                                                           Registration No. 333-86041
                                                           Registration No. 333-86041-01
                                                           Registration No. 333-86041-02
                                                           Registration No. 333-68790
                                                           Registration No. 333-68790-01
                                                           Registration No. 333-68790-02




/s/ ERNST & YOUNG LLP


Dallas, Texas
June 18, 2002